Exhibit 10.www(12)

AMENDMENT NO. 3 TO THE REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 3, dated as of March 11, 2003 (this ‘Amendment No. 3’) to the Revolving Credit Agreement, dated as of December 21, 2001, among MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (the ‘Borrower’), the Lenders party thereto, and CITICORP USA, INC., as administrative agent and collateral agent, as amended by Amendment No. 1 to the Revolving Credit Agreement, dated March 21, 2002, among the parties therein, and Amendment No. 2 to the Revolving Credit Agreement, dated June 21, 2002, among the parties therein (as amended, modified or supplemented from time to time, the ‘Revolving Credit Agreement’).

W I T N E S S E T H :

WHEREAS, pursuant to Section 9.02 of the Revolving Credit Agreement, the Borrower and the Required Lenders wish to amend the Revolving Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein and not defined herein have the meanings assigned to them in the Revolving Credit Agreement.

2. Amendments to the Revolving Credit Agreement. (a) The definitions of ‘Investor Revolving Credit Agreement’ and 'Investor Guarantee Agreement' are hereby added in Section 1.01 as follows:

‘Investor Revolving Credit Agreement’ has the meaning assigned to such term in the Security Agreement, as amended.

‘Investor Guarantee Agreement’ means the guarantee agreement, dated as of March 3, 2003, among the Subsidiary Loan Parties (as defined in the Investor Revolving Credit Agreement) and the Collateral Agent (as defined in the Investor Revolving Credit Agreement) for the benefit of the secured parties under the Investor Revolving Credit Agreement, as such agreement may be further amended, supplemented or modified.

(b) Section 6.11 is hereby amended to insert the following text immediately after the words ‘Indenture Documentation,’: ‘Article X of the Investor Revolving Credit Agreement, Article 2 of the Investor Guarantee Agreement,’.

3. Effective Date. This Amendment No. 3 shall become effective as of the date first written above (the ‘Third Amendment Effective Date’).

4. Reference to and Effect on the Revolving Credit Agreement.

(a) On and after the Third Amendment Effective Date, each reference in the Revolving Credit Agreement to 'this Agreement', 'hereunder', 'hereof', 'herein' or words of like import referring to the Revolving Credit Agreement, shall mean and be a reference to the Revolving Credit Agreement as amended by this Amendment No. 3.

(b) Except as specifically amended by this Amendment No. 3, the Revolving Credit Agreement shall remain in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and performance of this Amendment No. 3 shall not, except as expressly

1 of 7

provided herein, constitute a waiver or amendment of any provision of, or operate as a waiver or amendment of any right, power or remedy of the Lenders under the Revolving Credit Agreement.

5. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6. Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MEMC ELECTRONIC MATERIALS, INC. By: /s/ James M. Stolze Name: James M. Stolze Title: Executive Vice President, Chief Financial Officer
By: /s/ Kenneth L. Young Name: Kenneth L. Young Title: Treasurer
CITICORP USA, INC., as Lender
By: /s/ Allen Fisher Name: Allen Fisher Title:

UBS AG, STAMFORD BRANCH, as Lender
By: /s/ Wilfred V. Saint Name: Wilfred V. Saint Title: Associate Director, Banking Products Services, US
By: /s/ Susan Bruhner Name: Susan Bruhner Title: Associate Director, Banking Products Services, US
CONSENTED TO AND AGREED:

2 of 7

Name of Institution:	TPG PARTNERS III, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	TPG PARALLEL III, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	TPG INVESTORS III, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	FOF PARTNERS III, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President

3 of 7

Name of Institution:	FOF PARTNERS III-B, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:

TPG DUTCH PARALLEL III, C.V.

By: TPG GenPar Dutch, L.L.C.,
Its General Partner

By: TPG GenPar III, L.P.,
Its Sole Member

By: TPG Advisors III, Inc.,
Its General Partner

By: /s/ Richard A. Ekleberry
Name: Richard A. Ekleberry
Title: Vice President
Name of Institution:	T3 PARTNERS, L.P. By: T3 GenPar, L.P., Its General Partner By: T3 Advisors, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	T3 PARALLEL, L.P.

4 of 7

By: T3 GenPar, L.P., Its General Partner By: T3 Advisors, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	T3 INVESTORS, L.P. By: T3GenPar, L.P., Its General Partner By: T3Advisors, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:

T3 DUTCH PARALLEL, C.V.

By: T3GenPar Dutch, L.L.C.,
Its General Partner

By: T3GenPar, L.P.,
Its Sole Member

By: T3 Advisors, Inc.,
Its General Partner

By: /s/ Richard A. Ekleberry
Name: Richard A. Ekleberry
Title: Vice President
Name of Institution:	T3 PARTNERS II, L.P.

5 of 7

By: T3GenPar II, L.P., Its General Partner By: T3Advisors II, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	T3 PARALLEL II, L.P. By: T3GenPar II, L.P., Its General Partner By: T3Advisors II, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
CONSENTED TO AND AGREED:
Name of Institution:	GREEN EQUITY INVESTORS III, L.P. By: GEI Capital III, LLC, as its General Partner By: /s/ John Danhakl Name: John Danhakl Title:

Name of Institution:	GREEN EQUITY INVESTORS III, L.P. By: GEI Capital III, LLC, as its General Partner By: /s/ John Danhakl Name: John Danhakl Title:
CONSENTED TO AND AGREED:

6 of 7

Name of Institution:	TCW/CRESCENT MEZZANINE PARTNERS III, L.P.,
TCW/CRESCENT MEZZANINE TRUST III and
TCW/CRESCENT MEZZANINE PARTNERS III NETHERLANDS, L.P.

By: TCW/Crescent Mezzanine Management III, L.L.C.,
as Its Investment Manager

By: TCW Asset Management Company, as Its Sub- Advisor

By: /s/ Jean-Marc Chapus
Name: Jean-Marc Chapus
Title: Group Managing Director

7 of 7